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                                                                    Exhibit 10.1

                          FIFTH SUPPLEMENTAL INDENTURE

          SUPPLEMENTAL INDENTURE dated as of April 16, 2004, (this "Fifth Supplemental Indenture"), among UNILAB ACQUISITION CORPORATION (d/b/a FNA Clinics of America), (the "Additional Subsidiary Guarantor"), QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the "Company"), THE BANK OF NEW YORK, a New York banking corporation as Trustee (the "Trustee"), and the Subsidiary Guarantors (as defined in the Indenture referred to herein).

                             RECITALS OF THE COMPANY

          WHEREAS, the Company, the Trustee and the Initial Subsidiary Guarantors executed and delivered an Indenture, dated as of June 27, 2001 (the "Base Indenture"), as supplemented by the first Supplemental Indenture as of June 27, 2001 (the "First Supplemental Indenture"), as further supplemented by the second Supplemental Indenture as of November 26, 2001 (the "Second Supplemental Indenture") as further supplemented by the third Supplemental Indenture as of April 4, 2002 (the "Third Supplemental Indenture"), as further supplemented by the fourth Supplemental Indenture as of March 19, 2003 (the "Fourth Supplemental Indenture") and as further supplemented by this Fifth Supplemental Indenture (collectively, the "Indenture"), to provide for the issuance by the Company from time to time of Securities to be issued in one or mores series as provided in the Indenture;

          WHEREAS, Additional Subsidiary Guarantor intends to guarantee the Securities under the Indenture and the issuance of guarantees has been authorized by resolutions adopted by the Board of Directors of Additional Subsidiary Guarantor;

          WHEREAS, Section 901(11) of the Indenture provides that without the consent of Holders of the Securities of any series issued under the Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture to add a guarantor or guarantors for any series or all series of the Securities;

          WHEREAS, pursuant to Sections 904, 1601, 1602 and 1604 of the Indenture, by delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Base Indenture will be deemed to have executed and delivered the Subsidiary Guarantee for the benefit of the Holder of the Security upon which the Subsidiary Guarantee is endorsed, with the same effect as if such Subsidiary Guarantor had been named thereon and had executed and delivered the Subsidiary Guarantee;

          WHEREAS, all things necessary to make this Fifth Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done.





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          NOW, THEREFORE, for and in consideration of the foregoing, the parties hereto hereby enter into this Fifth Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Securities, as follows:

          SECTION 1 Certain Terms Defined in the Indenture.

          All capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

          SECTION 2 Agreement to Guarantee.

          Additional Subsidiary Guarantor, by its signature below, agrees to become an Additional Subsidiary Guarantor under the Indenture with the same force and effect as if originally named therein as a Subsidiary Guarantor. Additional Subsidiary Guarantor hereby agrees to all the terms and provisions of the Indenture applicable to it as Additional Subsidiary Guarantor thereunder and each reference to a "Subsidiary Guarantor" in the Indenture shall be deemed to include Additional Subsidiary Guarantor.

          SECTION 3 Indenture remains in Full Force and Effect.

          Except as expressly supplemented by this Fifth Supplemental Indenture, the Indenture shall remain in full force and effect in accordance with its terms.

          SECTION 4 New York Law to Govern.

          THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          SECTION 5 Separability.

          In case any one or more of the provisions contained in this Fifth Supplemental Indenture should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Indenture shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or enforceable provisions herein with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 6 May be Executed in Counterparts.

          This Fifth Supplemental Indenture may be executed in counterparts, each of which when taken together shall constitute one and the same instrument. This Fifth Supplemental Indenture shall become effective when the Trustee shall have received a counterpart thereof that bears the signature of the Additional Subsidiary Guarantor.


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          IN WITNESS WHEREOF, the Company, the Additional Subsidiary Guarantor,
and the Trustee have duly executed this Fifth Supplemental Indenture as of the day and year first above written.

Attest:                                  QUEST DIAGNOSTICS INCORPORATED,
                                         a Delaware corporation, as Company


/s/ Leo C. Farrenkopf, Jr.                By: /s/ Joseph P. Manory
--------------------------------------        ----------------------------------
Leo C. Farrenkopf, Jr.                   Name: Joseph P. Manory
Assistant Secretary                      Title: Vice President and Treasurer


Attest:                                  UNILAB ACQUISITION CORPORATION,
                                         as Additional Subsidiary Guarantor


/s/ Leo C. Farrenkopf, Jr.
--------------------------------------
Leo C. Farrenkopf, Jr.                   By: /s/ Joseph P. Manory
Assistant Secretary                          -----------------------------------
                                         Name: Joseph P. Manory
                                         Title: Vice President and Treasurer


Attest:                                  THE BANK OF NEW YORK, as Trustee


/s/ Mary LaGumina                        By: /s/ Robert A. Massimillo
--------------------------------------       -----------------------------------
Vice President                           Title: Vice President